UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  October 26, 2004
                                                ----------------------
                          RF Micro Devices, Inc.
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          (Exact Name of Registrant as Specified in Its Charter)


North Carolina               0-22511                    56-1733461
-----------------        ------------------        --------------------
(State or Other          (Commission File           (I.R.S. Employer
 Jurisdiction of              Number)                Identification No.)
 Incorporation)


7628 Thorndike Road
Greensboro, North Carolina  27409-9421
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(Address of Principal Executive Offices)
(Zip Code)


(336) 664-1233
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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	[ ] Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

	[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

	[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.  Results of Operations and Financial Condition

   On October 26, 2004, RF Micro Devices, Inc. issued a press release announcing financial results for its fiscal 2005 second quarter and six months ended September 30, 2004. A copy of this press release is attached as Exhibit 99.1.

	SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RF Micro Devices, Inc.
                                       -------------------------------
                                        (Registrant)


                                        By: /s/ William A. Priddy, Jr.
                                            ----------------------------
                                             William A. Priddy, Jr.
                                             Vice President, Finance
                                             and Administration and
                                             Chief Financial Officer


Date:  October 26, 2004

                        EXHIBIT INDEX


Exhibit No.                 Description of Exhibit
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99.1                        Press release dated October 26, 2004